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                                                                   EXHIBIT 10.30

                               SECURITY AGREEMENT



     THIS SECURITY AGREEMENT (the "Agreement") dated this 1st day of November, 1995, by and between POLYPHASE CORPORATION (hereinafter called the "Secured Party") with its principal offices at 16885 Dallas Parkway, 4th Floor, Dallas, Texas 75248, and the Pyrenees Group, 2 Kelvingate Court, Dallas, Texas 75225, (the "Debtor:"), in its capacity as the holder of the Note (as defined below).


     1. Security Interest. For value received, Debtor hereby grants to Secured Party, upon the terms and conditions of this Agreement, a security interest in an to any and all present or future rights of Debtor in and to all of the following rights, interest and property (all of the following being herein sometimes called the "Collateral"): Two hundred thousand (200,000) shares of Polyphase Corporation Series D Preferred Stock or all or any portion of the 500,000 shares of Common Stock into which such shares may have been converted.


     2.   Obligation.   The security interest herein granted ("Security
Interests") shall secure full payment and performance of: (a) that certain Promissory Note of even date herewith in the principal amount of $2,000,000, made to Debtor and payable to the order of Secured party (such note and any notes given in modification, renewal, extension or substitution thereof being herein sometimes collectively referred to as the "Notes" and individually as the "Note"); and (b) the due and punctual observance and performance of each and every agreement, covenant and condition on Debtor's part to be observed or performed under this Agreement and the Note (all of which debts, duties, liabilities and obligations hereinbefore described and covered by this Agreement and the Note are hereinafter referred to as the "Obligation").


     3.   Priority.   Debtor represents and warrants that the Security Interests are first and prior security interests in and to all of the Collateral, subject to the following liens thereon or security interest therein in existence prior to the Debtors acquisition of the Collateral: NONE


     4.   Title to Collateral.   Debtor represents and warrants to Secured Party
that: (a) Debtor is the owner of the Collateral; (b) no dispute, right of offset, counterclaim, or defense to the Security Interests exists with respect to all or any part of the Collateral; and (c) Debtor will defend the Collateral against the claims and demands of all persons other than any subordinate claims or liens acknowledged by Secured Party.


     5.   Debtor's Obligation.   So long as the Note is outstanding, Debtor
covenants and agrees with Secured Party: (a) not to permit any material part of the Collateral to be levied upon under any legal process; (b) not to dispose of any of the Collateral without the prior written consent of Secured
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Party; (c) to comply with all applicable federal, state and local statutes laws, rules and regulations; the noncompliance with which could have a material and adverse effect on the value of the Collateral; and (d) to pay all taxes accruing after the Closing Date which constitute, or may constitute, a lien against the Collateral, prior to the date when penalties or interest would attach to such taxes; provided, that Debtor may contest any such tax claim if done diligently and in good faith.


     6.   Event of Default.   As used herein, the term "Event of Default" shall
include any or all of the following if same exist on the 10th day after written notice by Secured Party to Debtor which certifies such default:

     (a) The assignment, voluntary or involuntary conveyance of legal or beneficial interest, mortgage, pledge or grant of a security interest in any of the Collateral; or

     (b) The filing or issuance of a notice of any lien, warrant for distraint or notice of levy for taxes or assessment against the Collateral (except for those which are being contested in good faith and for which adequate reserves have been created); or

     (c) Nonpayment of any installment of principal or interest upon the date same shall be due and payable under the terms of the Note; or

     (d) The adjudication of Debtor as bankrupt, or the taking of any voluntary action by Debtor or any involuntary action against Debtor seeking an adjudication of Debtor as bankrupt, or seeking relief by or against Debtor under any provision of the Bankruptcy Code.


     7.   Remedies.   Upon the occurrence and during the continuation of an
Event of Default as defined herein, in addition to any and all other rights and remedies which Secured Party may then have hereunder or under the Note, under the Uniform Commercial Code of the State of Texas or of any other pertinent jurisdiction (the "Code"), or otherwise, Secured Party may, at its option: (a) reduce his claim to judgement of foreclosure or otherwise enforce the Security Interests, on whole or in part, by any available judicial procedure; (b) sell, or otherwise dispose of, at the office of Secured Party, or elsewhere, all or any part of the Collateral, and any such sale or other disposition may be as a unit or on parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligation has been paid and performed in full); (c) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise; and
(d) exercise any and all other rights, remedies and privileges it may have under the Note and the other documents defining the Obligation.


     8.   Application of Proceeds by Secured Party.   Any and all proceeds ever
received by Secured Party from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant hereto shall be applies by Secured Party to the Obligation in such order
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and manner as Secured Party, in its sole discretion, may deem appropriate, notwithstanding any directions or instructions to the contrary by Debtor; provided that: (a) the proceeds and/or accounts shall be applied toward satisfaction of the Obligation; and (b) if such proceeds and/or accounts are not sufficient to pay the Obligation in full, Debtor shall remain liable to Secured Party for the deficiency. Any proceeds received by Secured Party under this Agreement in excess of those necessary to fully and completely satisfy the obligation shall be distributed to Debtor.


     9.   Notice of Sale.   Reasonable notification of the time and place of any
public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other persons entitled under the Code to notice; provided, that if any of the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party may sell, pledge, assign or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.


     10. Delivery of Notices. Any notice or demand required to be given hereunder shall be in writing and shall be deemed to have been duly given and received by the person to whom addressed or, if given by mail, two (2) business days after a certified or registered letter containing such notice, with postage prepaid, is deposited in the United States mails, addressed to:

     If to Secured Party:

        Polyphase Corporation
        16885 Dallas Parkway, 4th Floor
        Dallas, TX 75248

     If Debtor:

        Pyrenees Group
        2 Kelvingate Court
        Dallas, Texas 75225

Any such address may be changed from time to time by serving notice to the other party as above provided. A business day shall mean a day of the week which is not Saturday or Sunday or a holiday recognized by national banking associations.


     11.   Binding Effect.   This Agreement shall be binding upon Debtor, its
successors and assigns, and shall inure to the benefit of Secured Party, its heirs, successors, assigns, executors, administrators, and personal or legal representatives.
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     12.   Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Texas.


     13.   Severability.   In the event that any one or more of the provisions
contained in this Agreement are held to be invalid, illegal or unenforced in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

     EXECUTED as of the day and year first herein set forth.

                                            SECURED PARTY

                                            POLYPHASE CORPORATION

                                                [Signature appears here]
                                            ----------------------------------
                                                       President


                                            DEBTOR:

                                            PYRENEES GROUP

                                                 [Signature appears here]
                                            By:_______________________________
                                                       President